                                                                   EXHIBIT 10.14

                        INDEPENDENT CONTRACTOR AGREEMENT
                        --------------------------------


     THIS INDEPENDENT CONTRACTOR AGREEMENT (this "Agreement"), is made and entered into as of February 5, 1998, effective as of that date, by and between SQL FINANCIALS INTERNATIONAL, INC., a Delaware corporation (hereinafter referred to as the "Company"); and MCCALL CONSULTING GROUP, INC., a Georgia corporation (hereinafter referred to as the "Contractor") (the Company and the Contractor being sometimes referred to herein as the "parties").

                              W I T N E S S E T H:

     WHEREAS, the Contractor has been rendering services to the Company prior to the date of this Agreement as an independent contractor; and

     WHEREAS, the Company desires to continue to retain the Contractor to render services to the Company from time to time as an independent contractor; and

     WHEREAS, it is the intent of the parties that this Agreement shall apply to the Contractor's engagement by the Company for the full term thereof and, where applicable, after such term; and shall apply regardless of the Contractor's description and/or location, all as same may change from time to time; and

     WHEREAS, the Contractor desires to continue performing the services set forth herein for the Company, and the Company and the Contractor mutually desire to set forth the terms and conditions of such arrangement, all as herein set forth;

     NOW, THEREFORE, for and in consideration of the premises, the mutual covenants herein contained, the sum of $10.00 in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1.   MUTUAL AGREEMENT.  By the execution of this Agreement, both parties
          ----------------
evidence their assent to, and agreement to abide by, each and every term and provision hereof.

     2.   DEFINITIONS.  As used in this Agreement, the following words (and any
          -----------
derivative form thereof) shall have the meaning set forth below:

          a.   AGREEMENT.  This Independent Contractor Agreement.
               ---------

          b.   COMPANY.  SQL Financials International, Inc., a Delaware
               -------
corporation, and any successor corporation or assignee hereof.

          c.   COMPENSATION.  This term means any and all payments and
               ------------
remuneration provided to the Contractor by the Company, regardless of the form thereof, including but not limited to fees, commissions, discounts, incentives, advances and all other forms of consideration for services rendered.

          d.   CUSTOMERS.  Those persons, corporations, firms, partnerships, or
               ---------
any other entities whatsoever, which have purchased, licensed or leased or shall purchase, license or lease after the date hereof, any of the Products offered by the Company.

          e.   PRODUCTS.  All goods, property, products, systems, or programs,
               --------
now or hereafter offered for sale, license or lease by the Company to Customers and prospective Customers.

     3.   SERVICES. The Company hereby retains the Contractor as an independent
          --------
contractor for the Company to perform the services described on Exhibit "A"
                                                                -----------
attached hereto and incorporated herein as well as such other services as may be reasonably requested from time to time by the Company, subject to mutual agreement between the Contractor and the Company, and including such similar services performed by Contractor for the Company prior to the date hereof (collectively the "Services") on the terms and conditions set forth herein; and the Contractor hereby agrees to perform such Services for the Company. The Contractor agrees to devote its skills and reasonable best efforts to the performance of such Services. Such Services shall be performed in a professional manner using as high a degree of skill and care as is necessary in the Contractor's discretion under the circumstances.

     4.   COMPENSATION FOR SERVICES.  The Company shall pay Contractor as full
          -------------------------
Compensation for the Services the amount set forth on Exhibit "B" attached
                                                      -----------
hereto. The Contractor acknowledges that it has been paid in full for all Services rendered to the Company prior to the date hereof, except unbilled services rendered during the prior thirty (30) day period. The Contractor shall also be reimbursed for all reasonable and necessary business expenses of the type approved by the Company and incurred by Contractor in connection with the performance of the Services hereunder; provided that as a condition of reimbursement, the Contractor shall submit verification of the nature and amount of such expenses. All such expenses shall be reimbursed by the Company within thirty (30) days of submission of invoices, vouchers, etc., documenting such expenses. If requested by the Contractor, any approved anticipated expenses to be incurred by the Contractor shall be advanced by the Company to the Contractor.

     5.   CONFIDENTIAL INFORMATION.  For the mutual benefit of the Contractor
          ------------------------
and the Company, the Company has provided and may provide the Contractor such information and training in the Products offered by the Company and give Contractor other assistance, support and access to Confidential Information regarding the Company's business methods, products, services and Customers, all as deemed necessary by the Company. All information or material regarding the Company's business, the confidentiality of which has or could have commercial value or utility in the business in which the Company is engaged or contemplates engaging or information which if disclosed without authorization could be detrimental to the business of the Company, including but not limited to its business plans, methods of operation, products, software programs, documentation of computer programs, programming procedures, algorithms, formulas, equipment, techniques, existing and contemplated products, services, inventions, systems, devices (whether or not patentable), management programs, sales literature, financial methods and practices, plans, pricing, selling techniques, lists of the Company's Customers, credit and financial data of the Company, and the Company's suppliers and present and prospective Customers, particular business requirements of the Company's present and prospective Customers, and special methods and processes involved in the Company's business, shall be deemed Confidential Information and trade secrets of the Company and the Company's exclusive property; provided,
                                                                   --------
however, that Confidential Information shall not include information that has
-------
entered the public domain other than through the actions of Contractor. The Contractor shall not disclose any such Confidential Information or trade secrets to any person or entity whatsoever, nor will it use any such Confidential Information or trade secret concerning the Company, however obtained, other than in the furtherance of the Company's business and at its direction provided,
                                                                  --------
however, that nothing in this paragraph shall be construed to limit the
-------
Contractor's subsequent use of information and training in the Products acquired during the course of performing the Services that is not Confidential Information. The provisions of this paragraph shall continue in full force and effect during the term hereof, and survive the termination hereof for any reason whatsoever.

     6.   OWNERSHIP AND ASSIGNMENT OF COPYRIGHTS, PROCESSES, PRODUCTS, OR
          ---------------------------------------------------------------
INVENTIONS.
----------

          a. The Contractor acknowledges and agrees that any and all programs, program modifications, documentation, works, manuals, pamphlets, instructional materials, computer programs, program codes, files, tapes, other copyrightable material, common law and statutory trademark rights, patent rights, or any portions thereof, that have been or may be created, authored, written, conceived, originated or discovered in whole or in part by Contractor or any of its employees or agents during the course of (i) the performance of the Services hereunder or (ii) the performance of any Services for the Company prior to the date of this Agreement are and shall be the exclusive property of the Company, and Contractor shall cooperate with the Company in the protection of the Company's copyrights and proprietary rights therein and, to the extent deemed desirable by the Company, the registration of such proprietary rights in the name of the Company.

          b. The Contractor shall immediately disclose and does hereby assign to the Company all right, title and interest in and to all, systems, programs, inventions, copyrights, patents, common law and statutory trademarks and any other creations (all the foregoing, for purposes hereof are called "Inventions") that the Contractor or any of its employees or agents may conceive, discover, develop, or create or assist in whole or in part in performing the Services hereunder. The Contractor does hereby assign to the Company all right, title and interest in and to all Inventions that the Contractor or any of its employees or agents may have conceived, discovered, developed, or created or assisted in whole or in part during the performance of any Services for the Company prior to the term of this Agreement. The Contractor shall comply with all of the Company's instructions and sign and deliver all documents relative to said Inventions (whether in the United States or any foreign country) requested by the Company for the purpose of vesting, securing or confirming the Company's title thereto.

          c.   Contractor represents and warrants to Company as following:

               i.     NATURE OF PERSONNEL ASSIGNED TO PROJECT. The personnel to
                      ---------------------------------------
               be assigned by Contractor to the projects contemplated by this Agreement are and will be employees of Contractor and not independent contractors engaged by Contractor. In the event any such personnel are independent contractors or subcontractors engaged by Contractor, Contractor shall immediately notify Company before such contractors or subcontractors are permitted to provide Services. Before any independent contractor or subcontractor is permitted to provide Services, Contractor shall ensure that each such contractor or subcontractor executes and delivers to Company an agreement substantially similar to this Agreement and which shall include, among other things, an assignment of all proprietary rights in all Inventions developed or produced by such contractor or subcontractor in connection with the engagement hereunder, as well as covenants of nondisclosure of Confidential Information and nonsolicitation of Customers or employees.

               ii.    INDEPENDENT DEVELOPMENT. Any Inventions developed by
                      -----------------------
               Contractor and its employees in connection with the engagement hereunder shall be developed through the independent, creative efforts of Contractor and/or its employees, and shall not be based on or derived from the proprietary rights of any third party (other than proprietary rights used by Contractor pursuant to a duly executed license agreement from the owner thereof, with full authority to sublicense), nor in violation of the rights of others.

               iii.   AUTHORITY OF CONTRACTOR TO ASSIGN OR SUBLICENSE. Except
                      -----------------------------------------------
               as otherwise provided herein, Contractor has the full right and authority to assign or sublicense to Company all proprietary rights in the Inventions created in connection with the engagement hereunder, free and clear from any liens, claims, licenses or encumbrances, and such assignment will not violate any agreement, certificate or instrument to which Contractor is a party or by which it is bound.

     7.   COMPANY PROPERTY.  All property and materials (whether originals or
          ----------------
duplicates and including, but not in any way limited to, products, product designs, features and functionality, catalogs, price lists, quotation guides, books, records, manuals, sales and licensing presentation literature, training materials, calling or business cards, Customer records, Customer files, Customer names, Customer addresses, Company Policies, rules, directives, correspondence, documents, contracts, orders, messages, memoranda, notes, circulars, agreements, bulletins, invoices, receipts, keys, diskettes, equipment, programs and software) in the possession or control of the Contractor, which in any way relate or pertain to the Company's business, whether furnished to the Contractor by the Company or prepared, compiled, or acquired by the Contractor while engaged by the Company, are the sole property of the Company. The Contractor shall at any time upon request of the Company, and in any event without request promptly on termination of this Agreement, transfer and deliver over all such tangible materials to the Company. The Company shall be under no obligation to pay to the Contractor any sums of money otherwise then due the Contractor or becoming due thereafter until the Contractor has fully and unconditionally complied with the provisions of this paragraph.

     8.   CUSTOMER AND EMPLOYEE NON-SOLICITATION COVENANTS.  The Contractor
          ------------------------------------------------
acknowledges that it is and will become intimately familiar with Customers' names and addresses, particular needs, demands, practices, trade secrets, methods of operation, products, services, contracts, accounts, techniques, and other confidential information and that the protection of the Company requires that all such knowledge and information must remain the sole and private property of the Company not to be disclosed to any other party nor used by the Contractor against the Company or for the Contractor's benefit, except as expressly set forth in this Agreement; provided, however, that this paragraph
                                       --------  -------
does not apply to any such knowledge or information that has entered the public domain other than through the actions of Contractor. Accordingly, the Contractor does hereby further warrant, represent, covenant, and agree during the term of this Agreement, and for a period of two (2) years thereafter, as follows:

          a.   COVENANT NOT TO SOLICIT BUSINESS FROM CERTAIN CUSTOMERS. The
               --------------------------------------------------------
Contractor acknowledges that during the course of its engagement by the Company, Contractor and its employees and agents may be given an opportunity to, make contact with and strengthen ties with Customers and potential Customers of the Company. During the term of this Agreement and for a period of two (2) years thereafter, the Contractor shall not, directly or indirectly, for itself or any other person or entity, solicit any Customer for the purchase or license of any product competitive with any of the Products which are offered by the Company. As used in the previous sentence, "Products" shall not include products that are dissimilar to the Products in features, functionality, technical design and price.

          A "Customer" for purposes of this subparagraph 8.a. means any Customer or prospective Customer with whom Contractor through its employees and agents had Material Contact, as defined below, during the Contractor's engagement.

          "Material Contact" shall be deemed to exist between the Contractor and each Customer or potential Customer of the Company (1) with whom the Contractor dealt; (2) whose dealings with the Company were coordinated or supervised by the Contractor; or (3) about whom the Contractor obtained confidential information in the ordinary course of business as a result of such Contractor's association with the Company; within two (2) years prior to the date of the Contractor's termination hereof.

          b.   COVENANT NOT TO SOLICIT EMPLOYEES.  During the term of this
               ----------------------------------
Agreement and for a period of two (2) years thereafter, neither the Contractor nor the Company shall employ or solicit the employment of any one (1) or more employees of the other party for the purpose of causing such employee(s) to leave such employ or to take employment with such party or a competitor of such party, until such employee has ceased to be employed by the other party for a period of six (6) months; provided, however, that this paragraph shall not be
                          --------  -------
deemed to prohibit (i) employment by the Contractor, Technology Ventures, L.L.C. ("Tech Ventures"), or any subsidiary of the Contractor or Tech Ventures, of any employees of the Company, if such employment commences while Joseph S. McCall serves as a director of the Company or (ii) employment by the Company, or any subsidiary of the Company, of any employees of Contractor or Tech Ventures, if such employment commences while Joseph S. McCall serves as a director of the Company.

          The foregoing covenants in subparagraphs 8.a. and 8.b. on the part of the Contractor shall be deemed covenants separate and apart from each other and from any other provision herein contained, and the existence of any claim or cause of action on the part of the Contractor against the Company, whether arising from this Agreement or otherwise, shall in no way constitute a defense to the enforcement of these covenants by the Company, nor in any way relieve the Contractor from the effect of this paragraph. The separate covenants contained in this paragraph are separate and severable and no one of them is dependent on any other and all shall not be invalid if any one of them is declared invalid.

          It is agreed and acknowledged by both parties that the restrictions in the foregoing covenants in subparagraphs 8.a. and 8.b., as well as paragraphs 4, 5, 6 and 7 hereof, are reasonable, are not vague, overbroad, or indefinite, and are designed to protect legitimate business interests of each party, and that in the event of a breach of such covenants, the damages to either party would be difficult or impossible to ascertain, and in addition to any other remedies which either party may have under the law for breach of any or all of said covenants, each party shall be entitled to injunctive and/or other equitable relief against the violation of any said covenants. In the event that any court of competent jurisdiction shall determine that any provision of this Agreement or the application thereof is unenforceable because of the duration or scope thereof, the parties hereto agree that said court in making such determination shall have the power to reduce the duration and scope of such provision to the extent necessary to make it enforceable, and that the Agreement in its reduced form shall be valid and enforceable to the full extent permitted by law.

     9.   TERM; TERMINATION.  This Agreement shall continue in full force and
          -----------------
effect until (a) the completion of the AR Enhancement Project as set forth in the September 10, 1997 engagement letter between the Company and Contractor as amended by that certain November 14, 1997 letter agreement between the Company and Contractor or (b) the completion of other projects mutually agreed upon as requested by the Company from time to time, unless terminated earlier by either party in the event of a breach by the other party of any of the terms or conditions of this Agreement which remains uncured for a period of seven (7) days. In the event of such earlier termination, the terminating party shall give seven (7) days' written notice to the other party of its intention to so terminate the Agreement. Such notice or any notice required under this Agreement may be given to either party by delivery at the last known business address of the other. Except for agreements and covenants herein specifically provided to be performed or to remain in force following termination hereof, and except for payment of any Compensation which might be owed to the Contractor for Services performed prior to termination, neither party hereto shall, after termination hereof, be under any further obligation to the other; provided that Contractor shall deliver to the Company all of the Contractor's work in progress as well as all other Company Property as set forth in paragraph 7 hereof. Without limiting the generality of the foregoing, the parties shall remain obligated to one another after termination hereof with respect to each parties' agreements and covenants contained in paragraphs 4, 5, 6, 7 and 8 hereof.

     10.  PAYMENT OF ADVANCES.  The Contractor agrees that upon the termination
          -------------------
hereof, it shall repay to the Company immediately any and all advances for expenses, compensation, or otherwise which were paid by the Company, including the value of goods or services furnished to it or for its benefit, not offset by earnings or other credits due. The Contractor's duty to repay advances shall apply to all advances not fully earned, owned by, and vested in the Contractor, whether such advances be against fees or otherwise, and whenever made and for whatever purpose, and even if not expressly made repayable at the time of such advance, it being the intent of the parties that all such advances shall be covered by this paragraph. The Company shall be entitled to offset against any amounts otherwise owed by the Company to the Contractor, the amount of any such advances not repaid by the Contractor.

     11.  CONTRACTOR'S AUTHORITY.  The Contractor shall not have any power or
          ----------------------
authority to accept any order or to enter into any contract, undertaking, or agreement for or on behalf of the Company or to assume or create any obligation or responsibility, express or implied, on behalf of or in the name of the Company or to bind the Company in any manner whatsoever.

     12.  INDEPENDENT CONTRACTOR ARRANGEMENT.  The parties agree that nothing in
          ----------------------------------
this Agreement shall be deemed to create the relationship of partnership, joint venture, or an employer-employee relationship. It is understood by the parties that the Contractor is an independent contractor, responsible for all of its own local, state, and federal taxes, the payment of all salary and benefits of its employees and agents providing services to the Company hereunder, and as such is not under the control or management of the Company as to how or when the Services are performed. The Contractor, for its employees and agents, hereby specifically waives any claim of rights or benefits, whether present or future, under the Company's retirement plans, or fringe benefits afforded its employees, or the Company's payment of Social Security taxes, workmen's compensation, unemployment compensation, or like benefits normally afforded its employees; provided further that the Contractor, in its capacity as independent contractor, shall, if requested by the Company, obtain and give to the Company waivers from all persons employed or otherwise retained by him, individually acknowledging that they are not employees of the Company and acknowledging further that they waive any claim of rights or benefits normally afforded the Company's employees.

     13.  GEORGIA LAW TO GOVERN.  This Agreement is executed within the State of
          ---------------------
Georgia, although it is contemplated that performance of the duties of the Contractor may be either within or without the State of Georgia, and as a part of the terms hereof, the parties covenant that the laws of the State of Georgia, without regard to the conflicts of laws provisions of said State, shall govern this Agreement, the execution and interpretation of it, and the rights of both parties under it, including their heirs, administrators, executors, successors, or assigns.

     14.  READING OF AGREEMENT.  Both parties represent that they have read and
          --------------------
understand the terms and conditions of this Agreement and each party acknowledges receipt of a copy of the same.

     15.  ENTIRE AGREEMENT.  This Agreement contains the entire understanding
          ----------------
and agreement between the parties and all promises, representations, warranties, or inducements made by either party to the other, not contained in writing herein or made a part hereof by reference, are expressly superseded and shall have no force or effect whatsoever, except as to the Company Policies, procedures, rules, regulations, or other Company notices or communications, as referred to in this Agreement, which are incorporated by reference thereto.

     16.  TIME OF ESSENCE. Time is of the essence of this Agreement.
          ---------------

     17.  ATTORNEYS' FEES.  In the event it is necessary for either party to
          ---------------
employ an attorney at law to represent it or present its claim for damages, injunction, specific performance, or recovery of money due, by reason of this Agreement or any of the terms or provisions hereof, the other party shall pay, in addition to such sums as may be due or such other relief to which the complaining party may be entitled, reasonable fees for said attorney in the event that the complaining party is the prevailing party in any cause of action relating to this Agreement.

     18.  SEVERABILITY.  If any covenant or other provision of this Agreement is
          ------------
invalid or unenforceable by reason of any rule of law or public policy, this Agreement shall be construed in such a manner so as to delete therefrom the covenant or provision so held to be invalid or unenforceable; and to the extent that any provision is invalid or unenforceable but may be valid or enforceable by limitation thereof, then such provision shall be enforceable to the fullest extent permitted under the law of the jurisdiction in which enforcement is sought; and if any particular provision is held to be invalid, illegal, or unenforceable, all of the other covenants, terms, conditions, and provisions shall be and remain in full force and effect.

     19.  BINDING EFFECT.  This Agreement shall be binding upon and inure to the
          --------------
benefit of each respective party's heirs, successors, legal representatives, executors, and assigns.

     20.  SUMS UNPAID AT TERMINATION.  In the event of termination of this
          --------------------------
Agreement, it is contemplated that there may be sums due the Contractor by the Company for Compensation, expenses, or otherwise. Regarding such sums otherwise due by the Company to the Contractor for any reason whatsoever, it is hereby stipulated and agreed that no such sums shall be due to or collectible by the Contractor, its successors or assigns, if the Contractor breaches any of the terms or conditions of this Agreement, in particular, those paragraphs relating to protective covenants and protection of Confidential Information during or after termination of the Agreement.


                     [SIGNATURES APPEAR ON FOLLOWING PAGE]

     WITNESS the hand and seal of each party, this 5th day of February, 1998.

                              "COMPANY":

                              SQL FINANCIALS INTERNATIONAL, INC.


                              By:   /s/ Stephen P. Jeffery
                                    -----------------------------
                                    STEPHEN P. JEFFERY, President


                              "CONTRACTOR":

                              McCALL CONSULTING GROUP, INC.


                              By:   /s/ Joseph S. McCall
                                    -----------------------------
                                    JOSEPH S. MCCALL, President